UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2006

Commission file number: 333-104141

REMINGTON ARMS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware                             51-0350935

(State or other jurisdiction of incorporation or organization)                          (I.R.S. Employer Identification No.)

870 Remington Drive

P.O. Box 700

Madison, North Carolina 27025-0700

(Address of principal executive offices)

(Zip Code)

(336) 548-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K has 2 pages

ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On April 26, 2006, Remington Arms Company, Inc. (the “Company”) appointed Mr. Mark A. Little to Executive Vice President, Chief Administrative Officer, including additional responsibilities associated with the Company’s service operations. Concurrently, Mr. Stephen P. Jackson, Jr. was appointed to Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary.

        Mr. Little, 58, had been Executive Vice President, Chief Financial Officer and Chief Administrative Officer at the Company since prior to May 2001.

        Mr. Jackson, 37, joined the Company in June 2003 as Vice President – Finance, Treasurer, and Corporate Secretary. In June 2005, he became Senior Vice President – Finance and Service Operations, Treasurer, and Corporate Secretary. From prior to May 2001, he was a Senior Manager with PricewaterhouseCoopers LLP and became partner at PricewaterhouseCoopers LLP in July 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REMINGTON ARMS COMPANY, INC.

/s/ STEPHEN P. JACKSON, JR.
Stephen P. Jackson, Jr.

Senior Vice President, Chief Financial
Officer, Treasurer and Corporate Secretary
(Principal Financial Officer)

May 1, 2006